UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         March 27, 2003
                                                --------------------------------



GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2003, relating to the GSAMP Trust 2003-FM1, Mortgage Pass-Through Certificates, Series 2003-FM1)
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             (Exact name of registrant as specified in its charter)



        Delaware                   333-100818-06                 13-6357101
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



85 Broad Street, New York, New York                                10004
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code        (212) 902-1000
                                                  ------------------------------



                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2003-FM1, Mortgage Pass-Through Certificates, Series 2003-FM1. On March 27, 2003, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Ocwen Federal Bank, FSB, as servicer, Fremont Investment & Loan, as responsible party and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2003-FM1, Mortgage Pass-Through Certificates, Series 2003-FM1 (the "Certificates"), issued in eleven classes. The Class A-1, Class A-2A,
Class A-2B, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of March 1, 2003 of $437,144,000 were sold to Goldman, Sachs & Co. and Banc One Capital Markets, Inc. (the "Underwriters"), pursuant to an Underwriting Agreement dated as of March 20, 2003, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement dated as of March 1, 2003 by and among GS Mortgage Securities Corp., as depositor, Ocwen Federal Bank, FSB, as servicer, Fremont Investment and Loan, as responsible party and Deutsche Bank National Trust Company, as trustee.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 9, 2003                       GS MORTGAGE SECURITIES CORP.




                                          By:   /s/ Samuel Ramos
                                             ---------------------------------
                                              Name: Samuel Ramos
                                              Title:   Secretary

                                INDEX TO EXHIBITS
                                -----------------



Item  601(a)  of
Regulation  S-K
Exhibit No.               Description                                   Page
-----------               -----------                                   ----

4                         Pooling and Servicing Agreement dated as       6
                          of March 1, 2003, by and among the
                          Company, as depositor, Ocwen Federal Bank
                          FSB, as servicer, Fremont Investment &
                          Loan, as responsible party and Deutsche
                          Bank National Trust Company, as trustee.